Exhibit 99.2

Supplemental Financial Information

Second Quarter 2010

Table of Contents	PRIMERICA, INC.
Financial Supplement

This document may contain forward-looking statements and information. Additional information on factors that could cause results to differ materially from any forward looking statements or information in this document is available in our Registration Statement on Form S-1, originally filed with the U.S. Securities and Exchange Commission (SEC) on November 5, 2009, as amended through March 31, 2010 and as updated in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2010.

Preface	PRIMERICA, INC.
Financial Supplement

SECOND QUARTER 2010

This document is a financial supplement to our second quarter 2010 earnings release. It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions. Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for two different purposes, as follows:

•

Operating adjustments exclude the impact of realized investment gains and losses and, in the 2nd quarter of 2010, also exclude the expense associated with equity awards granted in connection with our initial public offering (IPO). For periods ending prior to April 1, 2010, operating adjustments reflect the impact of our reinsurance and reorganization activities as if they had occurred at the beginning of the respective calendar year.

•	Adjusted when used in describing stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business. Reconciliations of Non-GAAP to GAAP financial measures are included in this financial supplement.

The following transactions were executed in conjunction with our IPO in March and April 2010 (the “IPO-related Transactions”) and are included in our actual and/or operating results as appropriate.

IPO-related Transactions executed in first quarter 2010:

•	On March 31, 2010, we reinsured between 80% and 90% of our business that was in-force at year-end 2009 to various affiliates of Citigroup Inc. (“Citi”) and declared extraordinary dividends to Citi.

IPO-related Transactions executed in second quarter 2010:

•

On April 1, 2010, Citi contributed the legal entities comprising our business to us. We issued approximately 75.0 million shares of common stock and warrants exercisable for approximately 4.1 million additional shares of our common stock to Citi. Additionally, we issued a $300 million note to Citi, due March 31, 2015 and bearing interest at 5.5% annually.

•	On April 1, 2010, our common stock began trading under the ticker symbol “PRI” on the New York Stock Exchange.

•	On April 1, 2010, Citi sold approximately 24.6 million shares of our common stock (after giving effect to the over-allotment option) to the public in the IPO.

•

On April 1, 2010, Citi contributed approximately 5.0 million shares back to us, which we granted in the form of equity awards to certain of our management and sales force leaders. Of these, approximately 200,000 shares were granted to replace unvested Citi awards.

•

On April 15, 2010, Citi sold approximately 16.4 million shares and the warrants to purchase approximately 4.1 million additional shares of our common stock to private equity funds managed by Warburg Pincus LLC (“Warburg Pincus”) for a purchase price of $230.0 million (the “private equity transaction”). Following the IPO and the private equity transaction, certain historical Citi equity awards immediately vested.

•	Effective as of April 1, 2010, we made elections under Section 338(h)(10) of the Internal Revenue Code, which resulted in changes to our deferred tax balances and reduced stockholders’ equity.

•

Prior to April 8, 2010, our federal income tax return was consolidated into Citi’s federal income tax return. In anticipation of our corporate reorganization, we entered into a tax separation agreement with Citi and prepaid our estimated tax liability through March 31, 2010. In accordance with the tax separation agreement, Citi will indemnify the Company and its subsidiaries against any federal, state or local income tax liability for any taxable period ending on or before April 7, 2010, the closing date of the Offering. Our advance tax payments paid to Citi exceeded our actual tax liabilities. As a result, we recorded the overpayment as a return of capital resulting in a reduction of tax assets and a reduction of stockholders’ equity.

Certain items throughout this supplement may not add due to rounding. Certain items throughout this supplement are noted as ‘na’ to indicate not applicable; certain variances are noted as ‘nm’ to indicate not meaningful. Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)	Mar 31, 2009	Jun 30, 2009	Sep 30, 2009	Dec 31, 2009	(2) Mar 31, 2010	(3) Jun 30, 2010
Balance Sheets
Assets:
Investments and cash	$5,866,133	$6,360,019	$6,888,696	$7,096,708	$3,002,900	$2,275,564
Due from reinsurers	833,696	837,726	849,665	867,242	3,595,239	3,603,532
Deferred policy acquisition costs	2,718,724	2,757,143	2,797,269	2,789,905	702,429	745,322
Income taxes	—	—	—	—	56,114	—
Other assets	409,095	406,318	402,836	380,584	394,542	393,893
Separate account assets	1,536,367	1,766,928	2,033,119	2,093,342	2,222,267	2,098,936

Total assets	$11,364,015	$12,128,134	$12,971,585	$13,227,781	$9,973,491	$9,117,247

Liabilities:
Future policy benefits	$4,038,781	$4,100,628	$4,161,925	$4,197,454	$4,248,277	$4,286,258
Other policy liabilities	570,327	574,991	597,617	604,343	630,294	608,307
Income taxes	647,037	740,985	873,367	890,617	—	129,776
Other liabilities	335,639	358,927	374,251	498,252	1,125,954	376,374
Note payable	—	—	—	—	—	300,000
Separate account liabilities	1,536,367	1,766,928	2,033,119	2,093,342	2,222,267	2,098,936

Total liabilities	7,128,151	7,542,459	8,040,279	8,284,008	8,226,792	7,799,651

Stockholders’ equity:
Common stock (1)	—	—	—	—	—	727
Paid-in capital	1,086,861	1,095,756	1,097,843	1,124,096	1,312,072	870,706
Retained earnings	3,447,196	3,565,166	3,683,697	3,648,801	300,531	304,075
Treasury stock	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	(268,721)	(67,583)	134,720	146,105	85,265	97,505
Net unrealized investment losses other-than-temporarily impaired	(17,174)	(16,521)	(17,966)	(16,120)	(4,245)	(3,703)
Cumulative translation adjustment	(12,298)	8,857	33,012	40,891	53,076	48,286

Total stockholders’ equity	4,235,864	4,585,675	4,931,306	4,943,773	1,746,699	1,317,596

Total liabilities and stockholders’ equity	$11,364,015	$12,128,134	$12,971,585	$13,227,781	$9,973,491	$9,117,247

Reconciliation of Adjusted Stockholders’ Equity to Total Stockholders’ Equity
Adjusted stockholders’ equity	$4,521,759	$4,669,779	$4,814,552	$4,813,788	$1,665,679	$1,223,794
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	(268,721)	(67,583)	134,720	146,105	85,265	97,505
Net unrealized investment losses other-than-temporarily impaired	(17,174)	(16,521)	(17,966)	(16,120)	(4,245)	(3,703)

Total reconciling items	(285,895)	(84,104)	116,754	129,985	81,020	93,802

Total stockholders’ equity	$4,235,864	$4,585,675	$4,931,306	$4,943,773	$1,746,699	$1,317,596

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$2,727,422	$2,718,724	$2,757,143	$2,797,269	$2,789,905	$702,429
General expenses deferred	13,416	14,563	21,006	15,552	16,095	15,061
Commission costs deferred	79,506	87,314	83,228	76,496	77,208	56,831
Amortization of deferred policy acquisition costs	(94,814)	(86,234)	(88,736)	(111,506)	(91,756)	(22,899)
Transferred to reinsurers	—	—	—	—	(2,099,941)	—
Foreign currency impact and other, net	(6,806)	22,777	24,629	12,094	10,918	(6,100)

Balance, end of period	$2,718,724	$2,757,143	$2,797,269	$2,789,905	$702,429	$745,322

(1)	Common stock reflects $.01 par value. Outstanding common shares excludes restricted stock units.
(2)	The balance sheet as of March 31, 2010 reflects the impact of the Citi reinsurance transactions executed on March 31, 2010. The Citi reinsurance transactions were given retroactive effect to January 1, 2010. As a result, the first quarter 2010 balance sheet includes a return of capital to Citi equally offsetting the income attributable to the underlying policies earned between January 1, 2010 and March 31, 2010. The first quarter 2010 balance sheet also reflects the extraordinary dividends declared on March 31, 2010.
(3)	The balance sheet as of June 30, 2010 reflects the issuance of a $300.0 million note to Citi, a $177.3 million reduction to stockholders’ equity and corresponding changes in deferred tax balances as a result of the 338(h)(10) elections, and a $14.9 million reduction in stockholders’ equity as a result of reflecting our overpayment of estimated taxes to Citi as a return of capital.

Financial Results and Other Statistical Data	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands, except per-share data)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010
Earnings per Share
Basic earnings per share:
Weighted average common shares and fully vested equity awards	na	na	na	na	na	71,843,588
Net income	na	na	na	na	na	$22,008
Less income attributable to unvested equity awards	na	na	na	na	na	(928)

Net income used in computing basic EPS	na	na	na	na	na	$21,080

Basic earnings per share	na	na	na	na	na	$0.29

Net operating income	na	na	na	na	na	$37,199
Less operating income attributable to unvested equity awards	na	na	na	na	na	(1,569)

Net operating income used in computing basic operating EPS	na	na	na	na	na	$35,631

Basic net operating income per share	na	na	na	na	na	$0.50

Diluted earnings per share:
Weighted average common shares and fully vested equity awards	na	na	na	na	na	71,843,588
Diluted impact of warrants	na	na	na	na	na	890,777

Shares used to calculate diluted EPS	na	na	na	na	na	72,734,365
Net income	na	na	na	na	na	$22,008
Less income attributable to unvested equity awards	na	na	na	na	na	(917)

Net income used in computing diluted EPS	na	na	na	na	na	$21,091

Diluted earnings per share	na	na	na	na	na	$0.29

Net operating income	na	na	na	na	na	$37,199
Less operating income attributable to unvested equity awards	na	na	na	na	na	(1,550)

Net operating income used in computing diluted operating EPS	na	na	na	na	na	$35,649

Diluted net operating income per share	na	na	na	na	na	$0.49

In April 2010, Primerica issued shares, warrants, and equity awards to complete the transactions related to our corporate reorganization. Both the vested and unvested equity awards maintain nonforfeitable dividend rights that result in dividend payment obligations on a one-to-one ratio with common shares for any future dividend declarations. These awards are deemed participating securities for calculating EPS.

As a result of issuing equity awards that are deemed participating securities, we calculate EPS using the two-class method. Under the two-class method, we allocate earnings to common shares and to fully vested equity awards. Earnings attributable to unvested equity awards, along with the corresponding share counts, are excluded from EPS reflected on our consolidated statements of income. In calculating basic EPS, we deduct any dividends on and undistributed earnings allocated to unvested equity awards from net income and then divide the result by the weighted average number of common shares and fully vested equity awards outstanding for the period.

We determine the potential dilutive effect of warrants on EPS using the treasury-stock method. Under this method, we utilize the exercise price to determine the amount of cash that would be available to repurchase shares if the warrants were exercised. We then use the average market price of our common shares during the reporting period to determine how many shares we could repurchase with the cash raised from the exercise. The net incremental share count issued represents the potential dilutive securities. We then reallocate earnings to common shares and fully vested equity awards incorporating the increased, fully diluted share count to determine diluted EPS.

	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010
Annualized Return on Equity
Average stockholders’ equity (1)	na	na	na	na	na	$1,296,220
Average adjusted stockholders’ equity (1)	na	na	na	na	na	$1,208,809
Net income return on stockholders’ equity	na	na	na	na	na	6.8%
Net income return on adjusted stockholders’ equity	na	na	na	na	na	7.3%
Net operating income return on adjusted stockholders’ equity	na	na	na	na	na	12.3%

Capital Structure
Debt-to-capital (2)	na	na	na	na	na	18.5%
Cash and invested assets to stockholders’ equity	na	na	na	na	na	1.7
Cash and invested assets to adjusted stockholders’ equity	na	na	na	na	na	1.9
Adjusted stockholders’ equity per share (3)	na	na	na	na	na	$16.83

Financial Strength Ratings
Primerica Life Insurance Company:
S&P	AA	AA	AA	AA	AA	AA-
A.M. Best	A+	A+	A+	A+	A+	A+
Fitch	A+	A+	A+	A+	A+	A+

(1)	The reinsurance agreements executed on March 31, 2010 and the dividends declared to Citi had a material impact on first quarter 2010 period-end stockholders’ equity, but only impacted one day in determining first quarter 2010 average stockholders’ equity and average adjusted stockholders’ equity.
(2)	Capital in the debt-to-capital ratio includes stockholders’ equity and the note payable.
(3)	The share count used in the computation reflects outstanding common shares, including restricted shares, but excludes restricted stock units (RSUs). The RSUs will deliver common shares in the future as the restrictions lift. The shares underlying these RSUs were contributed by Citi concurrent with our IPO and were subsequently retired.

Statements of Income	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	(4) Q2 2010
Statement of Income
Revenues:
Direct premiums	$516,647	$529,004	$531,713	$535,417	$537,845	$547,455
Ceded premiums	(137,609)	(158,401)	(154,725)	(160,019)	(148,119)	(447,213)

Net premiums	379,038	370,603	376,987	375,399	389,726	100,242
Net investment income	82,385	89,755	88,736	90,450	82,576	27,991
Commissions and fees:
Sales-based (1)	28,203	29,451	28,672	32,472	36,363	36,301
Asset-based (2)	27,555	29,718	33,344	36,964	38,014	39,445
Account-based (3)	11,089	10,784	10,717	10,657	10,208	10,317
Other commissions and fees	12,870	12,737	11,546	9,208	7,105	7,162
Realized investment (losses) gains	(11,259)	(9,003)	(11,212)	9,503	31,057	374
Other, net	12,955	13,542	12,586	13,948	11,893	12,466

Total revenues	542,837	547,587	551,376	578,602	606,942	234,299

Benefits and expenses:
Benefits and claims	145,749	151,444	154,631	148,448	170,735	45,124
Amortization of deferred policy acquisition costs	94,814	86,234	88,736	111,506	91,756	22,899
Insurance commissions	14,620	6,396	6,384	6,988	6,371	4,233
Insurance expenses	40,088	36,203	39,480	32,989	37,529	10,083
Sales commissions:
Sales-based (1)	21,106	21,555	20,780	23,470	26,203	25,998
Asset-based (2)	9,430	9,533	10,883	12,157	12,715	12,911
Other sales commissions	9,653	9,301	8,513	6,374	4,963	4,603
Interest expense	—	—	—	—	—	6,928
Other operating expenses	32,601	28,587	34,092	37,698	36,268	65,183

Total benefits and expenses	368,062	349,253	363,502	379,630	386,541	197,961

Income before income taxes	174,775	198,334	187,875	198,972	220,402	36,338
Income taxes	62,218	66,214	64,044	72,890	77,116	14,330

Net income	$112,557	$132,120	$123,831	$126,082	$143,286	$22,008

Income Before Income Taxes by Segment
Term Life	$162,150	$171,865	$168,605	$156,391	$160,367	$44,095
Investment & Savings Products	20,371	20,717	26,221	26,096	25,447	26,735
Corporate & Other Distributed Products	(7,746)	5,751	(6,951)	16,485	34,587	(34,492)

Income before income taxes	$174,775	$198,334	$187,875	$198,972	$220,402	$36,338

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees
(3)	Account-based - revenues relating to the fee generating client accounts we administer
(4)	Second quarter 2010 reflects the full effect of the reinsurance and reorganization transactions we executed in connection with our IPO. As such, ceded premiums, net investment income, benefits and claims, amortization of DAC, insurance expenses, interest expense, and other operating expenses reflect the impact of the various Citi reinsurance agreements, dividends, the note payable to Citi, and the equity grants made in connection with our IPO.

Reconciliation of Statement of Income Non-GAAP to GAAP Financial Measures	PRIMERICA, INC.
Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	$ Change	% Change	YTD 2009	YTD 2010	$ Change	% Change
Reconciliation from Operating Revenues to Total Revenues
Operating revenues	$211,734	$226,783	$236,734	$250,103	$224,822	$233,925	$7,142	3.1%	$438,518	$458,747	$20,229	4.6%
Operating revenues reconciling items:
Realized investment gains/losses	(11,259)	(9,003)	(11,212)	9,503	31,057	374	nm	nm	(20,261)	31,431	nm	nm
Ceded premiums - ceded to Citi reinsurers	287,755	270,259	266,990	259,032	296,328	—	nm	nm	558,014	296,328	nm	nm
Pro rata net investment income - assets transferred to Citi reinsurers	54,607	59,547	58,864	59,963	54,735	—	nm	nm	114,154	54,735	nm	nm

Total operating revenues reconciling items	331,103	320,803	314,642	328,498	382,121	374	nm	nm	651,906	382,495	nm	nm

Total revenues	$542,837	$547,587	$551,376	$578,602	$606,942	$234,299	$(313,288)	-57.2%	$1,090,424	$841,241	$(249,182)	-22.9%

Reconciliation from Operating Income Before Income Taxes to Income Before Income Taxes
Operating income before income taxes	$45,179	$68,219	$62,579	$67,293	$58,689	$61,421	$(6,798)	-10.0%	$113,398	$120,109	$6,711	5.9%
Operating income before income taxes reconciling items:
Realized investment gains/losses	(11,259)	(9,003)	(11,212)	9,503	31,057	374	nm	nm	(20,261)	31,431	nm	nm
Initial & accelerated management / field grant expense	—	—	—	—	—	(25,457)	nm	nm	—	(25,457)	nm	nm
Ceded premiums - ceded to Citi reinsurers	287,755	270,259	266,990	259,032	296,328	—	nm	nm	558,014	296,328	nm	nm
Pro rata net investment income - assets transferred to Citi reinsurers	54,607	59,547	58,864	59,963	54,735	—	nm	nm	114,154	54,735	nm	nm
Benefits and claims - ceded to Citi reinsurers	(109,112)	(108,383)	(107,166)	(99,325)	(128,204)	—	nm	nm	(217,495)	(128,204)	nm	nm
Amortization of DAC - ceded to Citi reinsurers	(73,073)	(63,860)	(63,631)	(79,167)	(71,389)	—	nm	nm	(136,933)	(71,389)	nm	nm
Insurance commissions - expense allowance received from Citi reinsurers	(1,180)	(1,409)	(1,450)	(1,484)	(1,669)	—	nm	nm	(2,589)	(1,669)	nm	nm
Insurance expenses - expense allowance received from Citi reinsurers	(24,864)	(23,862)	(23,756)	(24,133)	(26,083)	—	nm	nm	(48,726)	(26,083)	nm	nm
Interest expense - finance charge payable to Citi reinsurer	2,597	2,700	2,532	3,164	2,812	—	nm	nm	5,297	2,812	nm	nm
Interest expense - note payable	4,125	4,125	4,125	4,125	4,125	—	nm	nm	8,250	4,125	nm	nm

Total operating income before income taxes reconciling items	129,596	130,115	125,296	131,678	161,713	(25,083)	nm	nm	259,711	136,630	nm	nm

Income before income taxes	$174,775	$198,334	$187,875	$198,972	$220,402	$36,338	$(161,996)	-81.7%	$373,109	$256,740	$(116,369)	-31.2%

Reconciliation from Net Operating Income to Net Income
Net operating income	$29,096	$45,444	$41,247	$42,641	$38,154	$37,199	$(8,244)	-18.1%	$74,540	$75,353	$814	1.1%
Net operating income reconciling items:
Operating income before income taxes reconciling items	129,596	130,115	125,296	131,678	161,713	(25,083)	nm	nm	259,711	136,630	nm	nm
Tax impact of operating income reconciling items at effective tax rate	(46,135)	(43,439)	(42,711)	(48,238)	(56,582)	9,891	nm	nm	(89,574)	(46,690)	nm	nm

Total net operating income reconciling items	83,461	86,676	82,584	83,440	105,131	(15,191)	nm	nm	170,137	89,940	nm	nm

Net income	$112,557	$132,120	$123,831	$126,082	$143,286	$22,008	$(110,112)	-83.3%	$244,677	$165,294	$(79,383)	-32.4%

Segment Operating Results	PRIMERICA, INC.
Financial Supplement

	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	YOY Q2		YTD 2009	YTD 2010	YOY YTD
(Dollars in thousands)							$ Change	% Change			$ Change	% Change
Term Life Insurance
Revenues:
Direct premiums	$496,683	$507,376	$510,695	$516,234	$517,932	$527,792	$20,416	4.0%	$1,004,059	$1,045,724	$41,664	4.1%
Ceded premiums	(422,006)	(425,341)	(418,216)	(415,263)	(440,699)	(444,008)	(18,667)	-4.4%	(847,348)	(884,707)	(37,359)	-4.4%

Net premiums	74,677	82,035	92,479	100,970	77,233	83,784	1,749	2.1%	156,712	161,017	4,305	2.7%
Allocated net investment income(1)	17,678	18,282	16,673	15,669	16,497	15,961	(2,321)	-12.7%	35,960	32,458	(3,503)	-9.7%
Other, net	8,615	7,611	8,939	8,490	8,782	8,643	1,032	13.6%	16,226	17,425	1,199	7.4%

Operating revenues	100,970	107,928	118,091	125,130	102,511	108,388	461	nm	208,898	210,900	2,001	nm

Benefits and expenses:
Benefits and claims	26,614	31,437	37,032	39,968	32,905	35,134	3,697	11.8%	58,051	68,039	9,988	17.2%
Amortization of deferred policy acquisition costs	19,439	20,506	23,003	28,984	17,418	19,128	(1,377)	-6.7%	39,945	36,547	(3,398)	-8.5%
Insurance commissions	8,876	660	336	2,220	456	404	(256)	-38.7%	9,535	860	(8,676)	-91.0%
Insurance expenses	11,639	8,848	12,132	5,504	8,687	6,824	(2,024)	-22.9%	20,487	15,511	(4,977)	-24.3%
Interest expense	2,597	2,700	2,532	3,164	2,812	2,803	103	3.8%	5,297	5,615	318	6.0%

Operating benefits and expenses	69,165	64,150	75,036	79,840	62,278	64,293	143	nm	133,316	126,571	(6,745)	-5.1%

Operating income before income taxes	$31,805	$43,777	$43,055	$45,290	$40,234	$44,095	$318	nm	$75,582	$84,328	$8,746	11.6%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$28,203	$29,451	$28,672	$32,472	$36,363	$36,301	$6,850	23.3%	$57,654	$72,664	$15,010	26.0%
Asset-based	27,555	29,718	33,344	36,964	38,014	39,445	9,727	32.7%	57,273	77,459	20,186	35.2%
Account-based	11,089	10,784	10,717	10,657	10,208	10,317	(466)	-4.3%	21,873	20,526	(1,348)	-6.2%
Other, net	2,437	2,536	2,682	2,858	2,108	2,155	(381)	-15.0%	4,973	4,263	(710)	-14.3%

Operating revenues	69,285	72,488	75,415	82,952	86,693	88,218	15,730	21.7%	141,773	174,911	33,138	23.4%

Benefits and expenses:
Amortization of deferred policy acquisition costs	1,936	1,508	1,304	2,506	2,549	3,029	1,521	100.8%	3,444	5,578	2,134	62.0%
Insurance commissions	1,737	1,482	1,766	1,845	1,809	1,989	507	34.2%	3,219	3,798	579	18.0%
Sales commissions:
Sales-based	21,106	21,555	20,780	23,470	26,203	25,998	4,442	20.6%	42,662	52,201	9,539	22.4%
Asset-based	9,430	9,533	10,883	12,157	12,715	12,911	3,379	35.4%	18,963	25,626	6,664	35.1%
Other operating expenses	14,705	17,693	14,461	16,878	17,970	17,556	(137)	nm	32,398	35,527	3,129	9.7%

Operating benefits and expenses	48,914	51,771	49,194	56,856	61,246	61,483	9,712	18.8%	100,685	122,729	22,044	21.9%

Operating income before income taxes	$20,371	$20,717	$26,221	$26,096	$25,447	$26,735	$6,018	29.0%	$41,088	$52,182	$11,094	27.0%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$19,964	$21,628	$21,018	$19,184	$19,913	$19,663	$(1,965)	-9.1%	$41,592	$39,577	$(2,016)	-4.8%
Ceded premiums	(3,357)	(3,319)	(3,499)	(3,787)	(3,748)	(3,206)	113	3.4%	(6,677)	(6,954)	(277)	-4.2%

Net premiums	16,606	18,309	17,518	15,396	16,165	16,458	(1,851)	-10.1%	34,916	32,623	(2,293)	-6.6%
Allocated net investment income(1)	10,100	11,926	13,199	14,818	11,344	12,030	104	nm	22,026	23,374	1,348	6.1%
Commissions and fees:
Loans	8,832	8,685	7,401	4,738	2,455	1,918	(6,767)	-77.9%	17,518	4,373	(13,144)	-75.0%
DebtWatchers	—	1	120	386	620	779	778	nm	1	1,399	1,398	nm
Prepaid Legal Services	2,438	2,338	2,323	2,316	2,340	2,305	(33)	-1.4%	4,776	4,645	(131)	-2.7%
Auto and Homeowners Insurance	844	994	994	1,104	1,012	1,372	379	38.1%	1,838	2,384	546	29.7%
Long-Term Care Insurance	755	719	709	664	679	788	69	9.6%	1,474	1,466	(7)	nm
Other, net	1,903	3,395	964	2,600	1,004	1,668	(1,728)	-50.9%	5,298	2,671	(2,627)	-49.6%

Operating revenues	41,479	46,367	43,228	42,022	35,618	37,318	(9,050)	-19.5%	87,846	72,935	(14,911)	-17.0%

Benefits and expenses:
Benefits and claims	10,023	11,625	10,433	9,155	9,626	9,991	(1,634)	-14.1%	21,648	19,617	(2,031)	-9.4%
Amortization of deferred policy acquisition costs	366	360	798	849	400	742	382	105.9%	727	1,142	415	57.1%
Insurance commissions	2,827	2,845	2,832	1,439	2,438	1,838	(1,007)	-35.4%	5,672	4,276	(1,396)	-24.6%
Insurance expenses	3,585	3,493	3,592	3,352	2,759	3,259	(234)	-6.7%	7,078	6,018	(1,060)	-15.0%
Sales commissions	9,653	9,301	8,513	6,374	4,963	4,603	(4,698)	-50.5%	18,954	9,566	(9,388)	-49.5%
Interest expense	4,125	4,125	4,125	4,125	4,125	4,125	—	nm	8,250	8,250	—	nm
Other operating expenses	17,896	10,894	19,631	20,820	18,298	22,170	11,276	103.5%	28,790	40,467	11,677	40.6%

Operating benefits and expenses	48,476	42,643	49,925	46,114	42,609	46,727	4,084	9.6%	91,119	89,337	(1,782)	-2.0%

Operating income before income taxes	$(6,996)	$3,724	$(6,697)	$(4,093)	$(6,992)	$(9,410)	$(13,134)	nm	$(3,272)	$(16,401)	$(13,129)	nm

(1)	On March 31, 2010 the Company signed a reinsurance agreement subject to deposit accounting, which generates an effective yield recognized through net investment income. The deposit asset and related net investment income are reflected entirely in the Term Life segment. Beginning with the three months ended June 30, 2010, the Company has begun allocating the remaining net investment income based on the relevant book value of the remaining invested assets required by the Term Life segment compared to the relevant book value of the total Company’s invested assets. The revised method focuses net investment income analysis on the Term Life segment on yields generated by the investment portfolio and change in the size of the portfolio, along with the impact of the reinsurance deposit asset. All prior periods presented have been adjusted to consistently reflect this revised segment allocation methodology. The revised method increased Term Life segment allocated net investment income by $3.1 million and $5.9 million for the three and six month periods ended June 30, 2010 respectively, and decreased Corporate and Other Distributed Products segment allocated net investment income by the same amount.

Term Life Insurance - Financial Results	PRIMERICA, INC.
Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	$ Change	% Change	YTD 2009	YTD 2010	$ Change	% Change
TermLife Insurance Operating Income Before Income Taxes
Revenues:
Direct premiums	$496,683	$507,376	$510,695	$516,234	$517,932	$527,792	$20,416	4.0%	$1,004,059	$1,045,724	$41,664	4.1%
Ceded premiums	(422,006)	(425,341)	(418,216)	(415,263)	(440,699)	(444,008)	(18,667)	-4.4%	(847,348)	(884,707)	(37,359)	-4.4%

Net premiums	74,677	82,035	92,479	100,970	77,233	83,784	1,749	2.1%	156,712	161,017	4,305	2.7%
Allocated net investment income	17,678	18,282	16,673	15,669	16,497	15,961	(2,321)	-12.7%	35,960	32,458	(3,503)	-9.7%
Other, net	8,615	7,611	8,939	8,490	8,782	8,643	1,032	13.6%	16,226	17,425	1,199	7.4%

Operating revenues	100,970	107,928	118,091	125,130	102,511	108,388	461	nm	208,898	210,900	2,001	nm

Benefits and expenses:
Benefits and claims	26,614	31,437	37,032	39,968	32,905	35,134	3,697	11.8%	58,051	68,039	9,988	17.2%
Amortization of deferred policy acquisition costs	19,439	20,506	23,003	28,984	17,418	19,128	(1,377)	-6.7%	39,945	36,547	(3,398)	-8.5%
Insurance commissions	8,876	660	336	2,220	456	404	(256)	-38.7%	9,535	860	(8,676)	-91.0%
Insurance expenses	11,639	8,848	12,132	5,504	8,687	6,824	(2,024)	-22.9%	20,487	15,511	(4,977)	24.3%
Interest expense	2,597	2,700	2,532	3,164	2,812	2,803	103	3.8%	5,297	5,615	318	6.0%

Operating benefits and expenses	69,165	64,150	75,036	79,840	62,278	64,293	143	nm	133,316	126,571	(6,745)	-5.1%

Operating income before income taxes	$31,805	$43,777	$43,055	$45,290	$40,234	$44,095	$318	nm	$75,582	$84,328	$8,746	11.6%

New Term Life Insurance Operating Income Before Income Taxes (1)
Revenues:
Direct premiums	na	na	na	na	$10,138	$21,256	na	na	na	$31,394	na	na
Ceded premiums	na	na	na	na	(3,737)	(3,869)	na	na	na	(7,605)	na	na

Net premiums	na	na	na	na	6,401	17,388	na	na	na	23,789	na	na
Allocated net investment income	na	na	na	na	109	175	na	na	na	284	na	na
Other, net	na	na	na	na	8,802	8,675	na	na	na	17,477	na	na

Operating revenues	na	na	na	na	15,312	26,238	na	na	na	41,550	na	na

Benefits and expenses:
Benefits and claims	na	na	na	na	1,517	5,413	na	na	na	6,931	na	na
Amortization of deferred policy acquisition costs	na	na	na	na	968	6,405	na	na	na	7,373	na	na
Insurance commissions	na	na	na	na	—	0	na	na	na	0	na	na
Insurance expenses	na	na	na	na	18,180	16,050	na	na	na	34,230	na	na
Interest expense	na	na	na	na	—	(0)	na	na	na	(0)	na	na

Operating benefits and expenses	na	na	na	na	20,665	27,869	na	na	na	48,534	na	na

Operating income before income taxes	na	na	na	na	$(5,354)	$(1,631)	na	na	na	$(6,984)	na	na

Legacy Term Life Insurance Operating Income Before Income Taxes (2)
Revenues:
Direct premiums	na	na	na	na	$507,794	$506,536	na	na	na	$1,014,329	na	na
Ceded premiums	na	na	na	na	(436,962)	(440,140)	na	na	na	(877,101)	na	na

Net premiums	na	na	na	na	70,832	66,396	na	na	na	137,228	na	na
Allocated net investment income	na	na	na	na	16,388	15,786	na	na	na	32,174	na	na
Other, net	na	na	na	na	(20)	(32)	na	na	na	(52)	na	na

Operating revenues	na	na	na	na	87,199	82,151	na	na	na	169,350	na	na

Benefits and expenses:
Benefits and claims	na	na	na	na	31,388	29,721	na	na	na	61,108	na	na
Amortization of deferred policy acquisition costs	na	na	na	na	16,450	12,723	na	na	na	29,173	na	na
Insurance commissions	na	na	na	na	456	404	na	na	na	860	na	na
Insurance expenses	na	na	na	na	(9,493)	(9,226)	na	na	na	(18,719)	na	na
Interest expense	na	na	na	na	2,812	2,803	na	na	na	5,615	na	na

Operating benefits and expenses	na	na	na	na	41,612	36,425	na	na	na	78,037	na	na

Operating income before income taxes	na	na	na	na	$45,587	$45,726	na	na	na	$91,313	na	na

(1)	Represents results associated with business written subsequent to the Citi reinsurance transactions executed on March 31, 2010.
(2)	Represents results associated with business subject to the Citi reinsurance transactions.

Term Life Insurance - Key Statistics and Financial Analysis	PRIMERICA, INC.
Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands, except as noted)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	$ Change	% Change	YTD 2009	YTD 2010	$ Change	% Change
Key Statistics
Life-insurance licensed sales force, beginning of period	100,651	100,409	100,672	101,095	99,785	97,354	(3,055)	-3.0%	100,651	99,785	(866)	nm
New life-licensed representatives	9,270	9,978	9,642	8,739	7,366	9,887	(91)	nm	19,248	17,253	(1,995)	-10.4%
Non-renewal and terminated representatives	(9,512)	(9,715)	(9,219)	(10,049)	(9,797)	(11,175)	(1,460)	-15.0%	(19,227)	(20,972)	(1,745)	-9.1%

Life-insurance licensed sales force, end of period	100,409	100,672	101,095	99,785	97,354	96,066	(4,606)	-4.6%	100,672	96,066	(4,606)	-4.6%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$44.4	$51.1	$48.4	$50.3	$43.5	$49.0	$(2.1)	-4.1%	$95.5	$92.5	$(3.0)	-3.2%
Additions and increases in premium	10.1	10.7	10.4	10.9	10.7	11.6	0.9	8.3%	20.8	22.3	1.5	7.2%

Total estimated annualized issued term life premium	$54.5	$61.8	$58.9	$61.2	$54.2	$60.6	$(1.2)	-2.0%	$116.3	$114.7	$(1.5)	-1.3%

Issued term life policies	53,023	62,202	58,070	60,542	52,445	60,406	(1,796)	-2.9%	115,225	112,851	(2,374)	-2.1%
Term life face amount in-force, beginning of period ($mills)	$633,467	$631,566	$639,377	$646,341	$650,195	$651,790	$20,223	3.2%	$633,467	$650,195	$16,729	2.6%
Issued term life face amount (2)	18,660	21,070	19,909	20,858	17,997	20,042	(1,029)	-4.9%	39,730	38,038	(1,692)	-4.3%
Terminated term life face amount	(19,614)	(17,333)	(18,009)	(19,686)	(18,867)	(16,156)	1,177	6.8%	(36,947)	(35,023)	1,924	5.2%
Foreign currency impact, net	(947)	4,074	5,064	2,683	2,464	(2,146)	(6,220)	nm	3,127	318	(2,809)	nm

Term life face amount in-force, end of period	$631,566	$639,377	$646,341	$650,195	$651,790	$653,530	$14,152	2.2%	$639,377	$653,530	$14,152	2.2%

New Term Life Insurance - Financial Analysis
Direct premium	na	na	na	na	$10,138	$21,256	nm	nm	na	$31,394	nm	nm
New term life operating income before income taxes	na	na	na	na	$(5,354)	$(1,631)	nm	nm	na	$(6,984)	nm	nm
% of direct premium	na	na	na	na	-52.8%	-7.7%	nm	nm	na	-22.2%	nm	nm
Benefits & expenses, net (3)	na	na	na	na	$6,222	$15,687	nm	nm	na	$21,909	nm	nm
% of direct premium	na	na	na	na	61.4%	73.8%	nm	nm	na	69.8%	nm	nm
Insurance expenses, net (4)	na	na	na	na	$9,378	$7,375	nm	nm	na	$16,753	nm	nm
% of direct premium	na	na	na	na	92.5%	34.7%	nm	nm	na	53.4%	nm	nm

Legacy Term Life Insurance - Financial Analysis
Direct premium	na	na	na	na	$507,794	$506,536	nm	nm	na	$1,014,329	nm	nm
Legacy term life operating income before income taxes	na	na	na	na	$45,587	$45,726	nm	nm	na	$91,313	nm	nm
% of direct premium	na	na	na	na	9.0%	9.0%	nm	nm	na	9.0%	nm	nm

(1)	Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.
(2)	Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders
(3)	Benefits & expenses, net - includes total benefits & claims, ceded premiums, insurance commissions, and amortization of deferred policy acquisition costs
(4)	Insurance expenses, net - insurance expenses net of other net revenues

Investments and Savings Product - Financial Results, Key Statistics, and Financial Analysis	PRIMERICA, INC.
Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands, except as noted)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	$ Change	% Change	YTD 2009	YTD 2010	$ Change	% Change
Investment & Savings Products Operating Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$28,203	$29,451	$28,672	$32,472	$36,363	$36,301	$6,850	23.3%	$57,654	$72,664	$15,010	26.0%
Asset-based	27,555	29,718	33,344	36,964	38,014	39,445	9,727	32.7%	57,273	77,459	20,186	35.2%
Account-based	11,089	10,784	10,717	10,657	10,208	10,317	(466)	-4.3%	21,873	20,526	(1,348)	-6.2%
Other, net	2,437	2,536	2,682	2,858	2,108	2,155	(381)	-15.0%	4,973	4,263	(710)	-14.3%

Operating revenues	69,285	72,488	75,415	82,952	86,693	88,218	15,730	21.7%	141,773	174,911	33,138	23.4%

Benefits and expenses:
Amortization of deferred policy acquisition costs	1,936	1,508	1,304	2,506	2,549	3,029	1,521	100.8%	3,444	5,578	2,134	62.0%
Insurance commissions	1,737	1,482	1,766	1,845	1,809	1,989	507	34.2%	3,219	3,798	579	18.0%
Sales commissions:
Sales-based	21,106	21,555	20,780	23,470	26,203	25,998	4,442	20.6%	42,662	52,201	9,539	22.4%
Asset-based	9,430	9,533	10,883	12,157	12,715	12,911	3,379	35.4%	18,963	25,626	6,664	35.1%
Other operating expenses	14,705	17,693	14,461	16,878	17,970	17,556	(137)	nm	32,398	35,527	3,129	9.7%

Operating benefits and expenses	48,914	51,771	49,194	56,856	61,246	61,483	9,712	18.8%	100,685	122,729	22,044	21.9%

Operating income before income taxes	$20,371	$20,717	$26,221	$26,096	$25,447	$26,735	$6,018	29.0%	$41,088	$52,182	$11,094	27.0%

Key Statistics
Product sales ($mills)
Mutual Funds	$445.0	$427.5	$444.4	$504.1	$594.7	$551.0	$123.5	28.9%	$872.5	$1,145.7	$273.2	31.3%
Variable Annuities / 401(k)	208.4	247.7	217.7	248.8	267.3	308.3	60.6	24.5%	456.1	575.7	119.6	26.2%

Total sales-based revenue generating product sales	653.4	675.2	662.1	752.9	862.1	859.3	184.1	27.3%	1,328.6	1,721.4	392.8	29.6%
Segregated Funds	75.4	55.7	59.5	72.5	111.4	64.0	8.3	15.0%	131.1	175.4	44.4	33.9%

Total product sales	$728.8	$730.9	$721.6	$825.4	$973.5	$923.3	$192.4	26.3%	$1,459.7	$1,896.8	$437.2	30.0%

Asset values, beginning of period ($mills)	$24,677	$23,146	$26,496	$30,114	$31,303	$32,670	$9,524	41.1%	$24,677	$31,303	$6,626	26.9%
Inflows	729	731	722	825	974	923	192	26.3%	1,460	1,897	437	30.0%
Outflows (1)	(816)	(705)	(717)	(758)	(956)	(903)	(198)	-28.1%	(1,521)	(1,859)	(338)	-22.2%

Net flows	(88)	26	4	67	17	20	(6)	nm	(62)	37	99	nm
Change in market value, net (2)	(1,443)	3,323	3,614	1,123	1,350	(2,967)	(6,291)	nm	1,880	(1,618)	(3,498)	nm

Asset values, end of period	$23,146	$26,496	$30,114	$31,303	$32,670	$29,723	$3,227	12.2%	$26,496	$29,723	$3,227	12.2%

Average asset values ($mills)
Mutual Funds	$16,818	$18,261	$20,441	$21,795	$22,453	$22,424	$4,163	22.8%	$17,539	$22,439	$4,899	27.9%
Variable Annuities / 401(k)	4,926	5,379	6,064	6,539	6,847	6,955	1,575	29.3%	5,153	6,901	1,748	33.9%
Segregated Funds	1,510	1,699	1,908	2,041	2,105	2,182	483	28.4%	1,604	2,144	539	33.6%

Total	$23,253	$25,340	$28,413	$30,375	$31,404	$31,561	$6,221	24.6%	$24,297	$31,483	$7,186	29.6%

Average number of fee-generating accounts (thous) (3)	2,904	2,844	2,813	2,790	2,762	2,741	(103)	-3.6%	2,874	2,752	(122)	-4.3%

Financial Analysis
Sales-based net revenue as % of sales (4)	1.09%	1.17%	1.19%	1.20%	1.18%	1.20%	nm	nm	1.13%	1.19%	nm	nm
Asset-based net revenue as % of average asset values (5)	0.06%	0.07%	0.07%	0.07%	0.07%	0.07%	nm	nm	0.13%	0.13%	nm	nm
Account-based revenue per average fee generating account (6)	$3.82	$3.79	$3.81	$3.82	$3.70	$3.76	nm	nm	$7.61	$7.46	nm	nm

(1)	Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company’s recordkeeping platform. The redemptions of assets must be estimated for approximately 9% of account values as these figures are not readily available. Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.
(2)	Change in market value, net - market value fluctuations net of fees, expenses, and foreign currency impact
(3)	Fee generating accounts - mutual fund accounts for which we receive recording keeping and/or custodial fees
(4)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity
(5)	Asset-based net revenue - commission and fee revenue less commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds
(6)	In whole dollars

Investment Portfolio - Summary of Holdings	PRIMERICA, INC.
Financial Supplement

	As of or for the period ended June 30, 2010
				% of Total		Avg
(Dollars in thousands)	Market Value	Amortized Cost	Unrealized G/(L)	Market Value	Amortized Cost	Book Yield	Avg Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$210,506	$210,506	$—	9.4%	10.0%

Fixed Income:
Treasury	38,041	35,251	2,790	1.7%	1.7%	3.28%	AAA
Government	75,202	66,576	8,626	3.3%	3.2%	5.16%	AA-
Tax-Exempt Municipal	8,047	7,458	590	0.4%	0.4%	4.09%	AA
Corporate	1,109,325	1,012,119	97,206	49.3%	48.1%	6.25%	BBB+
Mortgage-Backed	404,863	378,912	25,951	18.0%	18.0%	5.55%	AA+
Asset-Backed	76,939	79,266	(2,327)	3.4%	3.8%	2.06%	AA-
CMBS	159,971	155,417	4,555	7.1%	7.4%	5.49%	AAA
Private	113,123	106,238	6,885	5.0%	5.1%	6.28%	BBB-
Redeemable Preferred	73	437	(364)	0.0%	0.0%	8.59%	A-
Convertible	35,334	34,325	1,009	1.6%	1.6%	3.59%	A-

Total Fixed Income	2,020,919	1,875,999	144,920	89.8%	89.2%	5.72%	A

Equities:
Perpetual Preferred	2,208	2,197	10	0.1%	0.1%
Common Stock	9,593	7,578	2,015	0.4%	0.4%
Mutual Fund	4,406	3,080	1,326	0.2%	0.1%
Other	3,067	3,065	3	0.1%	0.1%

Total Equities	19,274	15,920	3,354	0.9%	0.8%

Total Invested Assets	$2,250,699	$2,102,425	$148,274	100.0%	100.0%

Corporate Portfolio by Sector

Banking	$74,486	$70,772	$3,714	6.7%	7.0%
Basic Industry	82,557	74,221	8,336	7.4%	7.3%
Brokerage	16,474	15,283	1,192	1.5%	1.5%
Capital Goods	80,699	73,771	6,928	7.3%	7.3%
Communications	103,513	93,969	9,544	9.3%	9.3%
Consumer Cyclical	47,280	42,061	5,219	4.3%	4.2%
Consumer Non-Cyclical	124,367	110,675	13,692	11.2%	10.9%
Electric	124,587	112,375	12,212	11.2%	11.1%
Energy	64,777	58,024	6,753	5.8%	5.7%
Finance Companies	25,425	21,688	3,736	2.3%	2.1%
Financial Other	7,965	7,448	517	0.7%	0.7%
Industrial Other	19,474	18,264	1,210	1.8%	1.8%
Insurance	114,944	108,081	6,863	10.4%	10.7%
Natural Gas	65,557	59,848	5,710	5.9%	5.9%
REITs	87,509	82,924	4,585	7.9%	8.2%
Technology	43,875	39,424	4,451	4.0%	3.9%
Transportation	20,440	18,301	2,139	1.8%	1.8%
Utility Other	5,397	4,991	406	0.5%	0.5%

Total Corporate portfolio	$1,109,325	$1,012,119	$97,206	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$248,938	$245,608	$3,330	12.3%	13.1%
1-2 Yrs.	192,767	184,469	8,298	9.5%	9.8%
2-5 Yrs.	930,344	863,040	67,304	46.0%	46.0%
5-10 Yrs.	588,764	527,790	60,974	29.1%	28.1%
> 10 Yrs.	60,105	55,092	5,013	3.0%	2.9%

Total Fixed Income	$2,020,919	$1,875,999	$144,920	100.0%	100.0%

Duration

Fixed Income portfolio duration	3.4 years

Investment Portfolio - Quality Rating As of June 30, 2010	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)	Amortized Cost	% of Total
Investment Portfolio Quality Ratings (1)
Total Fixed Income portfolio:
Rating
AAA	$589,060	31.4%
AA	129,703	6.9%
A	400,555	21.4%
BBB	607,792	32.4%
Below Investment Grade	146,558	7.8%
NA	2,330	0.1%

Total Fixed Income	$1,875,999	100.0%

Corporate asset class:
Rating
AAA	$347	0.0%
AA	73,627	7.3%
A	339,093	33.5%
BBB	520,927	51.5%
Below Investment Grade	76,998	7.6%
NA	1,127	0.1%

Total Corporate	$1,012,119	100.0%

CMBS asset class:
Rating
AAA	$129,810	83.5%
AA	22,244	14.3%
A	1,948	1.3%
BBB	285	0.2%
Below Investment Grade	1,011	0.7%
NA	120	0.1%

Total CMBS	$155,417	100.0%

Asset-Backed asset class:
Rating
AAA	$61,003	77.0%
AA	1,523	1.9%
A	—	—
BBB	3,494	4.4%
Below Investment Grade	13,247	16.7%
NA	—	—

Total Asset-Backed	$79,266	100.0%

Private asset class:
Rating
AAA	$310	0.3%
AA	4,927	4.6%
A	18,915	17.8%
BBB	51,669	48.6%
Below Investment Grade	30,417	28.6%
NA	—	—

Total Private	$106,238	100.0%

Mortgage-Backed asset class:
Rating
AAA	$339,016	89.5%
AA	906	0.2%
A	4,894	1.3%
BBB	10,679	2.8%
Below Investment Grade	23,417	6.2%
NA	—	—

Total Mortgage-Backed	$378,912	100.0%

Treasury & Government asset classes:
Rating
AAA	$58,265	57.2%
AA	19,889	19.5%
A	16,782	16.5%
BBB	6,890	6.8%
Below Investment Grade	—	—
NA	—	—

Total Treasury & Government	$101,827	100.0%

NAIC Designations
1	$1,056,381	60.4%
2	580,700	33.2%
3	74,555	4.3%
4	30,511	1.7%
5	4,705	0.3%
6	2,898	0.2%

U.S. Insurer Fixed Income (2)	1,749,750	100.0%
Other (3)	142,169
Cash and cash equivalents	210,506

Total Invested Assets	$2,102,425

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities

Investment Portfolio - Mortgage-Backed Vintage Analysis As of June 30, 2010	PRIMERICA, INC.
Financial Supplement

	2004 and Prior	2005	2006	2007	2008	2009	Total
(Dollars in thousands)	Amortized Cost by Vintage
Commercial Mortgage-Backed Securities
Current Rating:
AAA	$81,293	$22,122	$10,028	$7,985	$2,464	$5,918	$129,810
AA	11,981	10,263	—	—	—	—	22,244
A	1,748	—	200	—	—	—	1,948
BBB	285	—	—	—	—	—	285
BB	394	—	—	—	—	—	394
B	275	—	—	—	—	—	275
CCC and lower	236	226	—	—	—	—	462

Total	$96,211	$32,611	$10,228	$7,985	$2,464	$5,918	$155,417

	Net Unrealized Gain/(Loss) by Vintage
Current Rating:
AAA	$3,037	$242	$862	$361	$94	$277	$4,873
AA	103	(998)	—	—	—	—	(895)
A	188	—	4	—	—	—	192
BBB	(187)	—	—	—	—	—	(187)
BB	434	—	—	—	—	—	434
B	119	—	—	—	—	—	119
CCC and lower	18	1	—	—	—	—	19

Total	$3,713	$(756)	$866	$361	$94	$277	$4,555

	Amortized Cost by Vintage
Prime Residential Mortgage-Backed Securities
Current Rating:
AAA	$171,443	$34,339	$35,751	$55,634	$39,922	$—	$337,090
AA	—	—	—	—	—	—	—
A	1,011	3,883	—	—	—	—	4,894
BBB	—	10,679	—	—	—	—	10,679
BB	—	6,043	—	—	—	—	6,043
B	—	3,321	—	—	—	—	3,321
CCC and lower	—	1,797	—	1,700	—	—	3,497

Total	$172,454	$60,061	$35,751	$57,334	$39,922	$—	$365,524

	Net Unrealized Gain/(Loss) by Vintage
Current Rating:
AAA	$14,487	$1,589	$3,081	$4,608	$3,740	$—	$27,506
AA	—	—	—	—	—	—	—
A	(69)	62	—	—	—	—	(6)
BBB	—	(602)	—	—	—	—	(602)
BB	—	(330)	—	—	—	—	(330)
B	—	(156)	—	—	—	—	(156)
CCC and lower	—	(103)	—	(8)	—	—	(111)

Total	$14,419	$461	$3,081	$4,600	$3,740	$—	$26,302

	Amortized Cost by Vintage
Alt-A Residential Mortgage-Backed Securities
Current Rating:
AAA	$—	$1,926	$—	$—	$—	$—	$1,926
AA	906	—	—	—	—	—	906
A	—	—	—	—	—	—	—
BBB	—	—	—	—	—	—	—
BB	—	—	—	—	—	—	—
B	—	3,812	—	—	—	—	3,812
CCC and lower	3,598	3,146	—	—	—	—	6,744

Total	$4,504	$8,884	$—	$—	$—	$—	$13,388

	Net Unrealized Gain/(Loss) by Vintage
Current Rating:
AAA	$—	$(88)	$—	$—	$—	$—	$(88)
AA	24	—	—	—	—	—	24
A	—	—	—	—	—	—	—
BBB	—	—	—	—	—	—	—
BB	—	—	—	—	—	—	—
B	—	(402)	—	—	—	—	(402)
CCC and lower	8	108	—	—	—	—	116

Total	$31	$(382)	$—	$—	$—	$—	$(351)

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010
Net Investment Income by Source
Bonds & notes	na	na	na	na	$83,814	$27,796
Preferred and common stocks	na	na	na	na	1,239	164
Deposit asset underlying 10% reinsurance treaty	na	na	na	na	—	1,551
Policy loans	na	na	na	na	336	341
Cash & cash equivalents	na	na	na	na	283	85
Other	na	na	na	na	—	55

Total investment income	na	na	na	na	85,671	29,992
Investment expenses	na	na	na	na	3,095	2,001

Net investment income	na	na	na	na	$82,576	$27,991

Fixed income book yield, end of period	na	na	na	na	5.79%	5.72%
New money yield					3.48%	2.43%

Fixed Income Portfolio Quality Ratings
Rating
AAA	na	na	na	na	32.5%	31.4%
AA	na	na	na	na	7.9%	6.9%
A	na	na	na	na	21.2%	21.4%
BBB	na	na	na	na	30.8%	32.4%
Below Investment Grade	na	na	na	na	7.1%	7.8%
NA	na	na	na	na	0.4%	0.1%

Total Fixed Income	na	na	na	na	100.0%	100.0%
Average rating by amortized cost	na	na	na	na	A	A

	As of June 30, 2010
	Market Value	Amortized Cost	Credit Rating
Top 25 Exposures

1 Government of Canada	$41,773	$38,689	AAA
2 National Rural Utilities Cooperative	16,190	12,948	A+
3 Verizon Communications Inc	15,566	13,523	A
4 Bank of America Corp	13,618	12,699	A
5 General Electric Co	13,077	11,254	AA+
6 Sun Life Financial Inc	12,053	12,100	AA-
7 ConocoPhillips	11,333	9,491	A
8 Edison International	11,293	11,293	B+
9 Medtronic Inc	10,696	10,368	AA-
10 Enel SpA	10,635	10,538	A-
11 Roche Holding AG	10,601	9,414	AA-
12 Transocean Ltd	10,353	10,076	BBB+
13 AT&T Inc	10,140	8,760	A
14 Loews Corp	9,690	9,013	BBB
15 Reynolds American Inc	9,404	7,835	BBB
16 Amgen Inc	9,365	9,217	A+
17 Iberdrola SA	8,865	8,467	BBB+
18 DCP Midstream LLC	8,464	7,541	BBB
19 Altria Group Inc	8,232	6,876	BBB
20 Xlliac Global Funding	8,019	8,021	A
21 Vale SA	7,708	7,101	BBB+
22 Montpelier Re Holdings Ltd	7,538	7,207	BBB
23 Lockheed Martin Corp	7,359	6,940	A-
24 JPMorgan Chase & Co	7,307	6,871	A+
25 Westfield Group	7,254	6,697	A-

Total	$286,533	$262,941

% of total fixed income portfolio	14.2%	14.0%

	As of June 30, 2010
	Market Value	Amortized Cost
Foreign Exposure (1)

Canada	$57,254	$53,019
United Kingdom	52,734	49,170
Australia	36,105	32,786
France	19,044	17,787
Italy	12,253	12,038
Spain	11,650	11,355
Germany	11,339	10,283
Emerging Markets (2)	23,670	21,621
All Other	78,876	70,779

Total	$302,927	$278,837

Government Investments

AAA	$533	$495
AA	1,486	1,297
A	7,718	7,137
BBB	7,665	6,890
Below Investment Grade	—	—
NA	—	—

Total	$17,402	$15,819

Non-Government Investments

AAA	$—	$—
AA	25,112	22,931
A	106,063	99,287
BBB	127,643	115,479
Below Investment Grade	24,702	24,321
NA	2,005	1,000

Total	$285,525	$263,018

(1)	US$ denominated investments in issuers outside of the United States based on country of risk
(2)	Emerging markets includes Brazil, Colombia, Mexico, Peru, and South Africa

Five-Year Historical Key Statistics	PRIMERICA, INC.
Financial Supplement

(Dollars in millions)	2005	2006	2007	2008	2009	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010
Recruits	215,615	204,316	220,950	235,125	221,920	57,623	57,453	58,654	48,190	58,085	65,245

Life-insurance licensed sales force, beginning of period	100,979	97,105	96,532	97,125	100,651	100,651	100,409	100,672	101,095	99,785	97,354
New life-licensed representatives	35,812	35,233	36,308	39,383	37,629	9,270	9,978	9,642	8,739	7,366	9,887
Non-renewal and terminated representatives	(39,686)	(35,806)	(35,715)	(35,857)	(38,495)	(9,512)	(9,715)	(9,219)	(10,049)	(9,797)	(11,175)

Life-insurance licensed sales force, end of period	97,105	96,532	97,125	100,651	99,785	100,409	100,672	101,095	99,785	97,354	96,066

Issued term life policies	251,442	245,520	244,733	241,173	233,837	53,023	62,202	58,070	60,542	52,445	60,406

Issued term life face amount	$83,481	$84,503	$87,619	$87,279	$80,497	$18,660	$21,070	$19,909	$20,858	$17,997	$20,042

Term life face amount in-force, beginning of period	$536,922	$572,155	$599,470	$632,086	$633,467	$633,467	$631,566	$639,377	$646,341	$650,195	$651,790
Issued term life face amount	83,481	84,503	87,619	87,279	80,497	18,660	21,070	19,909	20,858	17,997	20,042
Terminated term life face amount	(51,092)	(57,277)	(64,966)	(72,008)	(74,642)	(19,614)	(17,333)	(18,009)	(19,686)	(18,867)	(16,156)
Foreign currency impact, net	2,844	90	9,963	(13,891)	10,873	(947)	4,074	5,064	2,683	2,464	(2,146)

Term life face amount in-force, end of period	$572,155	$599,470	$632,086	$633,467	$650,195	$631,566	$639,377	$646,341	$650,195	$651,790	$653,530

Estimated annualized issued term life premium
Premium from new policies	$202.2	$205.3	$209.5	$205.5	$194.2	$44.4	$51.1	$48.4	$50.3	$43.5	$49.0
Additions and increases in premium	34.9	40.5	42.9	42.5	42.1	10.1	10.7	10.4	10.9	10.7	11.6

Total estimated annualized issued term life premium	$237.1	$245.8	$252.4	$248.0	$236.3	$54.5	$61.8	$58.9	$61.2	$54.2	$60.6

Investment & Savings product sales	$4,174.3	$4,664.7	$5,189.5	$4,458.4	$3,006.6	$728.8	$730.9	$721.6	$825.4	$973.5	$923.3

Investment & Savings average client account values	$28,474	$32,117	$36,696	$32,476	$26,905	$23,253	$25,340	$28,413	$30,375	$31,404	$31,561